Exhibit 99.1

NiSource Announces Agreement to Sell Minority Equity Interest in NIPSCO to Strengthen Financial Foundation and Support Sustainable, Long-Term Growth

Blackstone Infrastructure Partners Affiliate Agrees to Acquire 19.9% Non-Controlling Equity Interest in

NIPSCO for $2.150 Billion, with Additional Equity Commitment of $250 Million to Fund Ongoing Capital

Requirements

Blackstone Invests Alongside NiSource in NIPSCO to Fund the Energy Transition and Accelerate the

Reindustrialization of the Midwest

NiSource Reaffirms Commitment to Indiana and to Its Consolidated Credit, Earnings and Growth

Commitments Through 2027

MERRILLVILLE, Ind., June 20, 2023 – NiSource (NYSE: NI) today announced that it has entered into a definitive agreement with an affiliate of Blackstone Infrastructure Partners, Blackstone’s (NYSE: BX) dedicated Infrastructure group, for the Blackstone Infrastructure affiliate to acquire a 19.9% equity interest in NIPSCO for $2.150 billion.

Blackstone Infrastructure is an active perpetual capital investor across the utility, energy transition, transportation, digital infrastructure, water and waste infrastructure sectors. Blackstone Infrastructure seeks to apply a long-term buy-and-hold approach to large-scale infrastructure assets and is focused on responsible stewardship and stakeholder engagement to create value for its investors and the communities it serves. Blackstone Infrastructure is committed to investing behind NIPSCO’s energy transition and decarbonization programs, as well as helping to increase gas and electric grid resiliency for the customers of Indiana.

The transaction is a highly attractive and efficient form of equity financing. NiSource intends to use the capital infusion to support its fastest growing utility and its ability to serve customers, de-lever its balance sheet and fund ongoing capital needs associated with the renewable generation transition underway. Since 2018, NIPSCO has been executing on one of the fastest transitions from coal-fired electricity in the U.S. utilities sector, targeting 0% coal-fired generation mix by 2028 (compared to 75% coal generation mix in 2018). Through 2030, NIPSCO expects to invest approximately $3.5 billion in electric generation transition investments, with this investment primarily focused on installing new renewable generation to replace coal-fired generation retirements. NIPSCO also intends to support the continued growth and modernization of its gas and electric transmission and distribution systems, which will play critical roles in the energy transition as NIPSCO continues to deliver a reliable, diverse and sustainable energy mix, bringing customer, environmental and economic benefits.

The transaction implies an equity value of $10.8 billion and enterprise value of $14.3 billion for 100% of NIPSCO. Upon closing of the transaction, which is expected by the end of 2023, NIPSCO will remain a vital part of NiSource, which will retain an 80.1% stake in NIPSCO. NiSource will continue to operate NIPSCO; Blackstone will receive minority rights that are commensurate with its 19.9% equity ownership interest. As part of the transaction, Blackstone is committed to funding its pro rata share of ongoing capital requirements, which is supported by a $250 million equity commitment letter.

“We’re pleased to reach this agreement at a compelling valuation following a robust and competitive process, and are confident that Blackstone is the right partner for NIPSCO and NiSource going forward, given its global footprint and deep infrastructure experience, including in renewable development and procurement,” said NiSource president and CEO Lloyd Yates. “With this transaction, our commitment to Indiana remains unchanged, and we will be able to drive further sustainable growth for our stakeholders. This financing transaction will have no impact on NIPSCO’s current strategic direction or on our commitment to our gas and electric customers in Indiana.”

“This agreement underscores Blackstone’s commitment to decarbonization to create value for our investors and our desire to help facilitate the reindustrialization of the Midwest,” said Sean Klimczak, Global Head of Infrastructure, Blackstone. “Our belief in Indiana remains steadfast and we are excited to partner with NiSource and NIPSCO, one of the fastest growing utilities in the country, to support the vital role that NIPSCO plays in communities across Northern Indiana.”

“This transaction is a significant step in our execution against our strategy, and the progress we are making to create value for all of our stakeholders as we continue to navigate the current challenging interest rate backdrop,” said Shawn Anderson, NiSource’s executive vice president and CFO. “We are confident this is the right path forward to strengthen our balance sheet, support our financing plan and provide greater flexibility to execute on high-quality capital investments that will enhance the safety, reliability and sustainability of our systems for the benefit of our customers.”

NIPSCO is Indiana’s largest vertically integrated electric and gas distribution company, providing critical utility service to almost 1.3 million customers in an economically robust service territory, with a proven track record of providing value for its customers. NIPSCO is at the forefront of the energy transition and is developing one of the lowest-cost portfolios of renewable energy projects, the majority of which are utility-owned, and intends to retire all coal-fired generation by the end of 2028. These near-term renewable and generation transition investments add to a multi-decade capital plan with the goal to significantly grow NIPSCO’s rate base through investments across gas, electric transmission and distribution and electric generation, which should drive significant continued value for NIPSCO’s customers. NIPSCO operates in Indiana, one of the most constructive utility jurisdictions in the United States, with strong support for utility-owned generation and affordable energy, and a strong economic service territory benefitting from on-shoring and migration trends as well as robust development.

Mike Hooper, president and chief operating officer of NIPSCO said, “This partnership with Blackstone is a reflection of NIPSCO’s potential as an industry leader as we continue to meet the increasing and evolving needs of our gas and electric customers across Northern Indiana. Once completed, this transaction will also strengthen our ability to invest in major renewable generation projects and make capital enhancements to existing electric and gas infrastructure to add resiliency to our system. We will be better positioned than ever to provide safe, reliable and diverse sources of energy to our customers and support the future growth and development of the communities we are privileged to serve.”

Sebastien Sherman, Senior Managing Director, Blackstone Infrastructure, said, “We are excited to invest behind NIPSCO, which is leading the transformation of energy infrastructure in the U.S., advancing new, cleaner technologies and building increasingly advanced systems to meet customer needs. They are at the forefront of the transition to low-cost renewable energy and have one of the nation’s fastest decarbonization plans.”

The transaction is expected to close by year-end 2023, subject to customary closing conditions, including receiving FERC approvals and clearances.

Reaffirming 2023 and Long-term Earnings Guidance

NiSource also reaffirmed its non-GAAP NOEPS guidance of $1.54 to $1.60 in 2023, growth of 6-8% through 2027 and its FFO/debt target of 14-16%. Annual rate base growth of 8-10% is driven by $15 billion of planned capital expenditures during the 2023-2027 period.

NiSource reminds investors that it does not provide a GAAP equivalent of its earnings guidance due to the impact of unpredictable factors such as fluctuations in weather and other unusual and infrequent items included in GAAP results.

Advisors

Lazard Frères & Co. LLC is serving as lead financial advisor, Goldman Sachs & Co. LLC is serving as co-financial advisor and McGuireWoods LLP is serving as legal counsel to NiSource. Barclays is serving as financial advisor and Latham & Watkins LLP is serving as legal counsel to Blackstone. Sumitomo Mitsui Banking Corporation provided committed financing for the transaction.

Investor Conference Call and Webcast Details

NiSource will host a conference call at 8 a.m. ET (7 a.m. CT) on Tuesday, June 20, 2023, to discuss the transaction and related information and to answer questions.

All interested parties may listen to the conference call live on June 20 by logging onto the NiSource website at www.nisource.com. A link on the home page will provide access to the webcast, the press release and the additional information. Interested parties also may listen to the conference call toll-free by calling (888) 550-5438 and entering conference ID 4883153, or by calling (646) 960-0817 and entering the same conference ID 4883153.

A replay of the call will be available through 11:59 p.m. ET on June 27, 2023. A recording of the call will also be archived on the NiSource website.

Additional information regarding the transaction, NiSource’s 2023 and long-term earnings guidance and other relevant information, will be available on the Investors section of www.nisource.com prior to the June 20, 2023 conference call.

About NiSource

NiSource Inc. (NYSE: NI) is one of the largest fully-regulated utility companies in the United States, serving approximately 3.3 million natural gas customers and 500,000 electric customers across six states through its local Columbia Gas and NIPSCO brands. The mission of our approximately 7,200 employees is to deliver safe, reliable energy that drives value to our customers. NiSource is a member of the Dow Jones Sustainability - North America Index and is on Forbes lists of America’s Best Employers for Women and Diversity. Learn more about NiSource’s record of leadership in sustainability, investments in the communities it serves and how we live our vision to be an innovative and trusted energy partner at www.NiSource.com.

About Blackstone

Blackstone is the world’s largest alternative asset manager. We seek to create positive economic impact and long-term value for our investors, the companies we invest in, and the communities in which we work. We do this by using extraordinary people and flexible capital to help companies solve problems. Our $991 billion in assets under management include investment vehicles focused on private equity, real estate, private and liquid credit, infrastructure, life sciences, growth equity, public securities and secondary funds, all on a global basis. Further information is available at www.blackstone.com. Follow @blackstone on LinkedIn, Twitter, and Instagram.

Note Regarding Forward-Looking Statements

This release contains “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements in this release include any statements regarding the ability to complete the Transaction on the anticipated timeline or at all; the anticipated benefits of the Transaction if completed; the projected impact of the Transactions on our performance or opportunities; any statements regarding our expectations, beliefs, plans, objectives or prospects or future performance or financial condition as a result of or in connection with the Transaction; statements concerning our plans, strategies, objectives, expected performance, expenditures, recovery of expenditures through rates, stated on either a consolidated or segment basis; and any and all underlying assumptions and other statements that are other than statements of historical fact. Investors and prospective investors should understand that many factors govern whether any forward-looking statement contained herein will be or can be realized. Any one of those factors could cause actual results to differ materially from those projected. Expressions of future goals and expectations and similar expressions, including “may,” “will,” “should,” “could,” “would,” “aims,” “seeks,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “forecast,” and “continue,” reflecting something other than historical fact are intended to identify forward-looking statements. All forward-looking statements are based on assumptions that management believes to be reasonable; however, there can be no assurance that actual results will not differ materially. Factors that could cause actual results to differ materially from the projections, forecasts, estimates and expectations discussed in this release include, but are not limited to, risks and uncertainties relating to the timing and certainty of closing the Transaction; the ability to satisfy the conditions to closing the Transaction, including the ability to obtain FERC approval necessary to complete the Transaction; the ability to achieve the anticipated benefits of the Transaction; the effect of this communication on NiSource’s stock price; the effects of transaction costs; the effects of the Transaction on industry, market, economic, political or regulatory conditions outside of NiSource’s control; any disruption to NiSource’s business from the Transaction, including the diversion of management time on Transaction-related issues, our ability to execute our business plan or growth strategy, including utility infrastructure investments; potential incidents and other operating risks associated with our business; our ability to adapt to, and manage costs related to advances in technology; impacts related to our aging infrastructure; our ability to obtain sufficient insurance coverage and whether such coverage will protect us against significant losses; the success of our electric generation strategy; construction risks and natural gas costs and supply risks; fluctuations in demand from residential and commercial customers; fluctuations in the price of energy commodities and related transportation costs or an inability to obtain an adequate, reliable and cost-effective fuel supply to meet customer demands; the attraction and retention of a qualified, diverse workforce and ability to maintain good labor relations; our ability to manage new initiatives and organizational changes; the actions of activist stockholders; the performance of third-party suppliers and service providers; potential cybersecurity attacks; increased requirements and costs related to cybersecurity; any damage to our reputation; any remaining liabilities or impact related to the sale of the

Massachusetts Business; the impacts of natural disasters, potential terrorist attacks or other catastrophic events; the physical impacts of climate change and the transition to a lower carbon future; our ability to manage the financial and operational risks related to achieving our carbon emission reduction goals, including our Net Zero Goal; our debt obligations; any changes to our credit rating or the credit rating of certain of our subsidiaries; any adverse effects related to our equity units; adverse economic and capital market conditions or increases in interest rates; inflation; recessions; economic regulation and the impact of regulatory rate reviews; our ability to obtain expected financial or regulatory outcomes; continuing and potential future impacts from the COVID-19 pandemic; economic conditions in certain industries; the reliability of customers and suppliers to fulfill their payment and contractual obligations; the ability of our subsidiaries to generate cash; pension funding obligations; potential impairments of goodwill; the outcome of legal and regulatory proceedings, investigations, incidents, claims and litigation; potential remaining liabilities related to the Greater Lawrence Incident; compliance with the agreements entered into with the U.S. Attorney’s Office to settle the U.S. Attorney’s Office’s investigation relating to the Greater Lawrence Incident; compliance with applicable laws, regulations and tariffs; compliance with environmental laws and the costs of associated liabilities; changes in taxation; and other matters set forth in Item 1, “Business,” Item 1A, “Risk Factors” and Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023, some of which risks are beyond our control.

All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements. We undertake no obligation to, and expressly disclaim any such obligation to, update or revise any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events or changes to the future results over time or otherwise, except as required by law.

Regulation G Disclosure Statement

This press release includes financial results and guidance for NiSource with respect to net operating earnings available to common shareholders, diluted earnings per share, and funds from operations/debt, which are non-GAAP financial measures as defined by the SEC’s Regulation G. The company includes these measures because management believes they permit investors to view the company’s performance using the same tools that management uses and to better evaluate the company’s ongoing business performance. With respect to such guidance, it should be noted that there will likely be a difference between these measures and their GAAP equivalents due to various factors, including, but not limited to, fluctuations in weather, the impact of asset sales and impairments, and other unusual or infrequent items included in GAAP results. The company is not able to estimate the impact of such factors on their GAAP equivalents and, as such, is not providing such guidance on a GAAP basis. In addition, the company is not able to provide a reconciliation of its non-GAAP net operating earnings guidance or its funds from operations/debt guidance to their GAAP equivalent without unreasonable efforts.

Media Contacts

Christopher Garland

SVP and Chief Communications Officer

NiSource

media@NiSource.com

Paula Chirhart

Blackstone

+1-347-463-5453

paula.chirhart@blackstone.com